UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 13, 2019

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

IDR Restructuring Agreement

On February 13, 2019, PBF Logistics LP (the “Partnership”) entered into an Equity Restructuring Agreement (the “IDR Restructuring Agreement”) with PBF Energy Company LLC (“PBF LLC”) and PBF Logistics GP LLC (“PBF GP”), the general partner of the Partnership and a wholly-owned subsidiary of PBF LLC, pursuant to which the Partnership’s incentive distribution rights (“IDRs”) held by PBF LLC will be converted into 10,000,000 newly issued Partnership common units and the IDRs will cease to exist (the “IDR Restructuring”) effective upon the closing. The closing is expected to occur on February 28, 2019.

Subject to the terms and conditions of the IDR Restructuring Agreement, simultaneously with the closing of the IDR Restructuring, PBF GP will amend and restate the Second Amended and Restated Agreement of Limited Partnership of PBF Logistics LP, dated as of September 15, 2015, and amended by Amendment No. 1 dated April 25, 2018, to reflect the IDR Restructuring (as amended and restated, the “Third Amended and Restated Partnership Agreement”).

The Conflicts Committee of the Board of Directors of PBF GP (the “Conflicts Committee”), which is comprised of independent directors and was advised by Intrepid Partners, LLC, as its independent financial advisor (“Intrepid”), and Baker Botts L.L.P., as its legal advisor, approved the terms and conditions of the IDR Restructuring Agreement. In approving the terms of the IDR Restructuring Agreement, the Conflicts Committee based its decision in part on an opinion from Intrepid that the IDR Restructuring Agreement is fair, from a financial point of view, to the Partnership and the Partnership’s unitholders who are not affiliated with PBF LLC.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the IDR Restructuring Agreement and the Third Amended and Restarted Partnership Agreement which are filed as Exhibit 2.1 and 3.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The IDR Restructuring Agreement contains representations and warranties that the parties to the IDR Restructuring Agreement made solely for the benefit of each other. These representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the IDR Restructuring Agreement or as of such other date or dates as may be specified in the IDR Restructuring Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the IDR Restructuring Agreement, which subsequent information may or may not be fully reflected in the Partnership’s public disclosures. Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Amendment to Amended and Restated Rail Terminaling Services Agreement

On February 13, 2019, the Amended and Restated Delaware City Rail Terminaling Services Agreement (the “Amended and Restated Rail Terminaling Agreement”), effective as of January 1 2018, between the Partnership’s wholly-owned subsidiary, Delaware City Terminaling Company LLC (“DCTC”), and PBF Holding Company LLC (“PBF Holding”) was amended effective as of January 1, 2019 (the “Amendment to Amended and Restated Rail Terminaling Agreement”) to provide for the inclusion of services through certain rail terminal assets of CPI Operations LLC (“CPI”) which will apply against PBF Holding’s minimum volume commitment (“MVC”). Under the Amendment to Amended and Restated Rail Terminaling Agreement, CPI has agreed to the terms of the Amended and Restated Rail Terminaling Agreement, including the services and minimum throughput capacity to be provided under the agreement. No changes have been made with respect to the service fees and the calculation of excess volumes throughput.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Amendment to Amended and Restated Delaware City Rail Terminaling Services Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Terminaling Services Agreement

On February 13, 2019, DCTC and PBF Holding entered into the Terminaling Services Agreement, which collectively replaces the Second Amended and Restated Rail Terminaling Agreement and the Amended and Restated Delaware City West Ladder Rack Transportation Agreement upon expiration of these agreements. Under the Terminaling Services Agreement, DCTC will continue to provide terminaling services to PBF Holding through DCTC’s light crude oil rail unloading terminal (the “DCR Rail Terminal”), heavy crude oil unloading facility (the “DCR West Rack”) or CPI’s rail assets, for a stated service fee with PBF Holding having a MVC of 95,000 barrels per day. The agreement also includes additional services to be provided by DCTC, as operator of facilities indirectly owned by PBF Holding, pursuant to an operating agreement entered into between DCTC and PBF Holding’s subsidiary, Delaware City Refining Company LLC. The Terminaling Services Agreement has an initial term of four years and can be extended by PBF Holding for two additional five-year periods.

The throughput fee will be adjusted for inflation correlated to changes in the Producer Price Index on an annual basis commencing on January 1, 2020. If PBF Holding does not throughput the aggregate amounts equal to the MVC described above, PBF Holding will be required to pay a shortfall payment equal to the shortfall volume multiplied by the terminaling fee.

The Partnership is required to maintain the Delaware City Refinery rail assets (including those the Partnership operates pursuant to the operating agreement) and the CPI rail assets in a condition able to meet its minimum throughput capacity commitments to PBF Holding, subject to interruptions for routine repairs and maintenance and force majeure events. Failure to meet such obligations may result in a reduction of fees payable under the Terminaling Services Agreement.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Terminaling Services Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On February 14, 2019, the Partnership issued a press release announcing the Partnership’s financial and operating results for the fourth quarter and year ended December 31, 2018. A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 is being “furnished” pursuant to Item 2.02 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Accordingly, the information in this Item 2.02, including the press release (Exhibit 99.1), will not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The description under the heading “IDR Restructuring Agreement” in Item 1.01 above regarding pending issuance of securities in connection with the consummation of transactions contemplated by the IDR Restructuring Agreement will be undertaken in reliance upon the exemption from the registration requirements of the Securities Act by Section 4(2) thereof.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under the heading “IDR Restructuring Agreement” in Item 1.01 above regarding the Third Amended and Restarted Partnership Agreement is hereby incorporated by reference in this Item 5.03 hereof.

Item 7.01	Regulation FD Disclosures.

The slides attached as Exhibit 99.2 to this Current Report on Form 8-K summarizes key aspects of the IDR Restructuring.

The information in this Item 7.01 is being “furnished” pursuant to Regulation FD, and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. Accordingly, the information in Item 7.01 (including Exhibit 99.2) will not be incorporated by reference into any filings under the Securities Act, or any filings under the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events.

On February 14, 2019, the Partnership announced a processing agreement with A.P. Moller - Maersk (“Maersk”) whereby the Partnership would process crude oil at its East Coast Storage Assets to supply IMO 2020-compliant 0.5% sulfur marine fuel to vessels on the U.S. East Coast. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Equity Restructuring Agreement, dated February 13, 2019, by and among PBF Energy Company LLC, PBF Logistics GP LLC, and PBF Logistics LP.*
3.1	Third Amended and Restated Agreement of the Limited Partnership of PBF Logistics LP
10.1
Amendment to Amended and Restated Delaware City Rail Terminaling Services Agreement, dated February 13, 2019, by and between PBF Holding Company LLC, Delaware City Terminaling Company LLC and CPI Operations LLC.*

10.2	Terminaling Services Agreement, dated February 13, 2019, by and between PBF Holding Company LLC, Delaware City Terminaling Company LLC and CPI Operations LLC.*
99.1	PBF Logistics LP earnings press release, dated February 14, 2019.
99.2	Investor Presentation, dated February 2019.
99.3	Press Release, dated February 14, 2019.
* Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of the omitted Exhibits and Schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
		By:	PBF Logistics GP LLC, its general partner

Date:	February 14, 2019		By:	/s/ Erik Young
Erik Young Senior Vice President, Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)